SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

COMPASS BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
APPROVAL OF THE COMPASS BANCSHARES, INC. MONTHLY INVESTMENT PLAN
INDEPENDENT ACCOUNTANTS
CHANGE IN INDEPENDENT ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
CODE OF CONDUCT AND ETHICS
AVAILABILITY OF FORM 10-K
OTHER MATTERS
APPENDIX 1
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF COMPASS BANCSHARES, INC.
APPENDIX 2
COMPASS BANCSHARES, INC. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
APPENDIX 3
COMPASS BANCSHARES, INC. MONTHLY INVESTMENT PLAN

To the Shareholders of

Compass Bancshares, Inc.

March 22, 2004

      On behalf of the board of directors of Compass Bancshares, Inc., I am pleased to invite you to the annual meeting of shareholders to be held on April 19, 2004, in Birmingham, Alabama. At the meeting, you will vote on a number of important matters described in the attached proxy statement. There will be an opportunity for you to ask questions, receive information about Compass’ business.

      Detailed information concerning Compass’ activities and operations during fiscal year 2003 is contained in our annual report, which is enclosed.

      Every shareholder’s vote is important. In order to ensure your shares are voted at the meeting, please sign and return the accompanying form of proxy in the enclosed envelope. You also may vote electronically via the Internet or by telephone in accordance with the instructions on the accompanying proxy card. You may, of course, vote in person at the meeting, whether or not you submit a proxy.

Sincerely yours,

D. Paul Jones, Jr.
Chairman and Chief Executive Officer

Whether or not you plan to attend the annual meeting, please promptly complete, date, sign and mail the accompanying proxy card in the enclosed envelope furnished for that purpose or vote electronically via the Internet or by telephone in accordance with the instructions on the proxy card.

COMPASS BANCSHARES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on

April 19, 2004

      The annual meeting of the shareholders of Compass Bancshares, Inc., will be held at the Corporate Headquarters Building, 15 South 20th Street, Birmingham, Alabama, on April 19, 2004, at 10:00 a.m. (Birmingham, Alabama time) for the following purposes:

l.	To elect three directors, each to serve for a term of three years or until their successors are elected and qualified;

2.	To act on a proposal to approve a monthly investment plan for Compass employees;

3.	To ratify the selection of PricewaterhouseCoopers LLP as independent auditor for 2004; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on March 5, 2004, are entitled to notice of and to vote at the meeting.

      Your vote is important. Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope or vote electronically via the Internet or telephone in accordance with the instructions on the proxy card in order that their shares may be represented at the meeting.

By Order of the Board of Directors

Jerry W. Powell
Secretary

Birmingham, Alabama

March 22, 2004

PROXY STATEMENT

Information about the Annual Meeting

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Compass Bancshares, Inc. for use at the annual meeting of shareholders to be held on April 19, 2004 for the purpose of (i) electing three members of the Board of Directors; (ii) approving a monthly investment plan for Compass employees; (iii) ratifying the selection of PricewaterhouseCoopers LLP as independent auditor for 2004; and (iv) transacting such other business as may properly come before the annual meeting. The principal executive offices of Compass are located at 15 South 20th Street, Birmingham, AL 35233. This Proxy Statement and the accompanying proxy card, together with a copy of Compass’ annual report for the fiscal year ended December 31, 2003, were first mailed to shareholders on or about March 22, 2004.

      In this Proxy Statement, when we refer to “Compass” we mean Compass Bancshares, Inc. Where we need to make a specific reference to Compass Bank, an Alabama banking corporation and Compass’ lead bank subsidiary, we will refer to “Compass Bank.”

Am I entitled to vote?

      You may vote if you owned shares of Compass’ common stock as of the close of business on March 5, 2004, which is the record date for the annual meeting. You have one vote for every share of common stock that you owned on the record date. As of the record date, there were 122,607,468 shares of common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

      A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business. Assuming the presence of a quorum, directors will be elected at the annual meeting by a plurality of the votes cast, whether in person or by proxy.

How do I vote?

      If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote by mail by executing and returning the enclosed proxy card, or electronically, via the Internet or telephone, by following the instructions included with the proxy card, or by attending the annual meeting and voting your shares in person. If you plan to vote your shares at the annual meeting please notify Jerry W. Powell, Corporate Secretary, at Compass Bancshares, Inc., 15 South 20th Street, Birmingham, AL, 35233.

      If you hold your shares in street name (that is, you hold your shares through a broker, bank or other holder of record), please contact your broker, bank or other holder of record to determine which voting options are available to you. The deadline for voting electronically is 10:59 p.m. (Birmingham, Alabama time) on April 16, 2004.

What if I withhold my vote or abstain?

      You may abstain or withhold your vote with respect to each item submitted for shareholder approval. Abstentions and withheld votes are counted as present for purposes of determining the existence of a quorum but will be counted as not voting in favor of any proposal brought before the annual meeting. Since the election of directors is determined by the votes cast at the annual meeting, abstentions will not affect such election.

Can I change my vote?

      Yes, you can change your vote at any time before it is voted. To do so, you should send in a proxy card with a later date on it or send a written revocation of a prior vote to the Corporate Secretary or you can cast a new vote by telephone or by the Internet. Written revocations of a prior vote must be sent by mail to Jerry W. Powell, Corporate Secretary, at Compass Bancshares, Inc., 15 South 20th Street, Birmingham, AL, 35233. If you hold your shares in street name you can revoke your proxy by contacting the broker, bank or other holder of record and asking for a new proxy card.

What if I do not vote my proxy?

      If you do not vote the shares held in your name, those shares will not be voted. If your shares are held in street name your shares can be voted on the election of directors and the ratification of auditors in your broker’s discretion.

Do any shareholders beneficially own more than 5% of the common stock?

      As of December 31, 2003, there was no person known to Compass to own more than 5% of Compass’ outstanding common stock.

Who pays the expenses of soliciting my vote?

      Compass will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees personally, by telephone or by facsimile or other electronic means, for which no additional compensation will be paid to those persons engaged in such solicitation. Compass will reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in forwarding proxy materials to principals and obtaining their instructions. Compass has retained Morrow & Co., New York, New York, at an approximate total cost of $8,500, plus out-of-pocket expenses, to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication.

ELECTION OF DIRECTORS

      Under Compass’ Restated Certificate of Incorporation, the Board of Directors is divided into three classes. Each class is to be elected to separate three-year terms with each term expiring in different years. At each annual meeting, shareholders elect the members of one of the three classes to a three-year term.

      The Board of Directors has nominated Carl J. Gessler, Jr., M.D., D. Paul Jones, Jr. and J. Terry Strange for election as Class I directors, each to hold office for a term of three years or until their successors shall have been elected and qualified. In the absence of instructions, proxies will be voted FOR the election of these nominees. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.

      The Board of Directors unanimously recommends a vote FOR the election of each of the nominees.

      The following table contains information about the nominees to serve as Class I directors, and the six incumbent directors who will continue to serve following the annual meeting.

Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2007 Class (I)

Name and Age	Business Experience and Other Directorships

Carl J. Gessler, Jr., M.D., 48	Partner, The Heart Center, P.C.
• Director since 1998

D. Paul Jones, Jr., 61	Chairman of the Board and Chief Executive Officer of Compass Bancshares, Inc.
• Chairman and Chief Executive Officer of Compass Bank since 1991
• Director since 1978

J. Terry Strange, 60	Retired, Formerly Vice Chairman and Managing Partner, KPMG LLP’s U.S. Audit Practice, Global Managing Partner of KPMG LLP’s Audit Practice and member of KPMG LLP’s International Executive Committee
• Director since 2002
• Other Directorships: New Jersey Resources Corporation, BearingPoint, Inc., Group 1 Automotive, Inc.

Members of the Board of Directors Continuing in Office with Terms Expiring in 2005 (Class II)

Name and Age	Business Experience and Other Directorships

James H. Click, Jr., 60	Co-Managing Partner, Tuttle-Click Automotive Group (automotive dealerships)
• Director since 2000

Tranum Fitzpatrick, 65	Chairman, Guilford Holding Corporation, Chairman, Guilford Partners, Inc. and President, Seagrove Corporation (real estate investment and development)
• Director since 1989

John S. Stein, 66	Chairman, Golden Enterprises, Inc. (snack food distribution and sales)
• Chief Executive Officer, Golden Enterprises, Inc. from 1991 to 2002
• President, Golden Enterprises, Inc. from 1985 to 2002
• Director since 1989
• Other Directorships: Golden Enterprises, Inc.

Members of the Board of Directors Continuing in Office with Terms Expiring in 2006 (Class III)

Name and Age	Business Experience and Other Directorships

Charles W. Daniel, 63	President, Dantract, Inc. (real estate investments)
• Director since 1982

William E. Davenport, 63	Vice Chairman, Russell Lands, Inc. (resort land development, residential construction and building supply stores)
• President and Chief Operating Officer, Russell Lands, Inc., from 1990 to 2003
• Director since 1993

Charles E. McMahen, 64	Retired, Formerly Vice Chairman of Compass Bancshares, Inc.
• Vice Chairman of Compass Bank from 1999 to 2003
• Chairman and CEO, Compass Banks of Texas, Inc. from 1991 to 1999
• Director since 2001

Additional Information Concerning the Board of Directors

Director Independence

      The Board has determined that all of its members, other than Messrs. Jones and McMahen, are qualified as “independent directors” under the requirements of the NASDAQ Stock Market, Inc. (“NASDAQ”).

Lead Independent Director

      Each of the chairs of the Audit, Compensation and Credit Committees of the Board acts as the chair at meetings of the independent directors, with the chair of each meeting of independent directors selected on a rotating basis.

Meetings of Independent Directors

      The independent directors will meet in executive session (with no management directors or officers present) at least twice each year. The lead independent director will chair any executive sessions.

Retirement Policy

      A director will be expected to retire from the Board at the next annual meeting of Shareholders at which the director would stand for re-election following the director’s reaching the age of 70 years.

Other Directorships

      No Compass director may serve on the board of directors of more than four other publicly held companies at any one time.

Access to Outside Advisors

      The Board and each of its committees has the authority to retain and approve the fees and retention of outside legal, financial or other professional advisors for the Board or such committee.

Remuneration of Directors

      Compass pays non-employee directors a monthly retainer of $1,660 and a fee of $1,665 for each meeting of the Board of Directors attended. In addition, members of all committees of the Board of Directors receive $1,000 for each meeting of such committees attended. Chairmen of all committees of the Board of Directors receive a monthly retainer of $100. Subsequent to the election of each director, these monthly retainers and fees are paid into an account for the purchase of Compass common stock under Compass’ Director & Executive Stock Purchase Plan, which includes provisions for an additional matching contribution from Compass of 45% and a “gross-up” to reimburse the directors for all federal income tax obligations attributable to these retainers, fees and matching contributions. Each member of the Board of Directors receives an annual stock option grant of 2,000 shares, exercisable over 10 years at the closing price on the annual meeting date.

Meetings of the Board of Directors and Committees

      During fiscal year 2003, the Board of Directors held six regular meetings and no special meetings. All incumbent members of the Board of Directors attended 75% or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served.

Committees of the Board of Directors

      The Board of Directors has five standing committees:

      The Executive Committee has the full authority of the Board of Directors to act on all matters between regularly scheduled meetings of the Board of Directors, except as to certain matters of an extraordinary nature. The results of each meeting of the Executive Committee are reported to the full Board of Directors at the next regularly scheduled meeting of the Board of Directors following the meeting of the Executive Committee. The Executive Committee did not meet during fiscal year 2003. Messrs. Jones, Chairman, Davenport and Daniel constitute the standing Executive Committee of the Board of Directors.

      The Audit Committee reviews the results of the annual audit and quarterly reviews, selects and engages the independent accountants, assesses the adequacy of Compass’ staff, management performance and procedures in connection with financial controls and receives and considers the independent accountants’ comments as to internal controls. The Audit Committee acts pursuant to a written charter (which is attached to this Proxy Statement as Appendix 1). The Audit Committee met ten times during fiscal year 2003. Messrs. Strange, Chairman, Daniel, Gessler and Stein constitute the standing Audit Committee of the Board of Directors. The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current requirements of NASDAQ. The Board of Directors has determined that J. Terry Strange qualifies as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission (“SEC”). See “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS”.

      The Compensation Committee reviews and approves the compensation of executive officers and reviews Compass’ executive incentive plans. The Compensation Committee met three times during fiscal year 2003. Messrs. Davenport, Chairman, Daniel and Fitzpatrick constitute the standing Compensation Committee of the Board of Directors. The Board of Directors has determined that all of the members of this committee qualify as independent directors under the requirements of NASDAQ.

      The Credit Committee establishes and has general supervision over the credit policies of Compass and its subsidiaries and provides appropriate instruction to the officers of Compass regarding credit policies and procedures. The Credit Committee met six times during fiscal year 2003. Messrs. Fitzpatrick, Chairman, Click, Davenport and McMahen constitute the standing Credit Committee of the Board of Directors.

      The Nominating and Corporate Governance Committee (formerly the Nominating Committee) consists of all of the members of the Board of Directors other than Messrs. Jones and McMahen. The Nominating and Corporate Governance Committee has the responsibilities set forth in its charter (which is attached to this Proxy Statement as Appendix 2) with respect to identifying individuals qualified to become members of the Board; recommending to the Board when new members should be added to the Board; recommending to the Board individuals to fill vacant Board positions; recommending to the Board the director nominees for the next annual meeting; and periodically developing and recommending to the Board updates to Compass’ corporate governance guidelines. The Nominating and Corporate Governance Committee met one time during fiscal year 2003. The Board of Directors has determined that all of the members of the Nominating Committee qualify as independent directors under the requirements of NASDAQ.

Procedure for Shareholder Recommendations of Nominees for Director

      In selecting nominees for directors, the Nominating and Corporate Governance Committee reviews candidates recommended by shareholders in the same manner and using the same general criteria as candidates identified otherwise.

      The Nominating and Corporate Governance Committee does not rely on a fixed set of qualifications for director nominees. The Committee’s primary mandate with respect to director nominees is to create a Board with a broad range of skills and attributes that are aligned with Compass’ strategic needs and its shareholder interests. The minimum qualifications for each nominee are: (i) the nominee must be able to dedicate the time and resources sufficient for the diligent performance of the duties required of a member of the Board of Directors; (ii) the nominee must not hold positions that conflict with their responsibilities to Compass; and (iii) the nominee must comply with any other minimum qualifications for either individual directors or the Board as a whole mandated by applicable laws or regulations. Additionally, at least a majority of members of the Board of Directors must qualify as independent directors in accordance with NASDAQ independence rules.

      The Nominating and Corporate Governance Committee’s process for evaluating nominees for director, including nominees recommended by shareholders, is to consider an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, and other relevant criteria as they may contribute to Compass’ success. This evaluation is performed in light of the Committee’s views as to what skills and other characteristics would most complement those of the current directors, including skills and experience of the Board as a whole. Nominees also must be able to satisfy all requirements of bank regulatory agencies. A significant personal financial interest in Compass is considered an indication of identification with Compass’ goal of creating and sustaining shareholder value. Knowledge of the local markets in which Compass conducts its primary business activities also will be considered. With respect to identifying potential candidates, the Committee does not exclude any sources.

      If you wish to recommend a director candidate for consideration by the Committee, you should write to the Committee, in care of Jerry W. Powell, Corporate Secretary, Compass Bancshares, Inc., 15 South 20th Street Birmingham, AL 35233. The Committee may seek further information from or about you, and/or the candidate, which it feels is necessary or desirable to evaluate the candidate.

Board Attendance at Annual Meetings

      Compass encourages participation by members of the Board of Directors at Compass’ annual meeting of shareholders. All of Compass’ directors participated in the 2002 and 2003 annual meetings.

Communications with the Board

      You may contact one or more members of the Board of Directors or any of its Committee Chairpersons by writing to the Corporate Secretary at the following address:

     Board of Directors of Compass Bancshares, Inc.

     c/o Corporate Secretary
     Compass Bancshares, Inc.
     15 South 20th Street
     Birmingham, AL 35233

      The Corporate Secretary will ensure that all appropriate communications are forwarded to the Board or the Committee Chair to whom the communication was intended.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Compass’ compensation program for its Chief Executive Officer and the four other highest paid executive officers for fiscal year 2003 consisted principally of salaries, cash bonuses and equity-based compensation pursuant to certain plans which are described below.

Report of Compensation Committee of the Board of Directors on Executive Compensation

      The Compensation Committee is composed entirely of independent directors and is responsible for reviewing and appraising all compensation and benefits policies for Compass’ executive officers and administering Compass’ incentive plans. Compensation paid to executive officers consisted primarily of base salaries, incentive bonuses, and equity-based compensation designed to reward long-term strategic management and enhancement of shareholder value. Compass’ human resources division develops the base salary and incentive opportunity levels with the assistance of a major human resources consulting firm who prepares a detailed analysis and competitive review for all of Compass’ executive officers. Compass’ goal with regard to compensation is to provide a structure that is competitive with the practices of a peer group of comparable financial institutions. The Compensation Committee establishes final compensation plans and levels and reports its findings to the full Board of Directors at the next regular meeting.

Base Salary

      Compass’ human resources division compiles publicly available competitive peer group information to determine the base salary guidelines for the executive officers. Such data is then presented to the Compensation Committee for its consideration, together with the analytical report prepared by the human resources consulting firm. The Compensation Committee also undertakes a subjective analysis of the executive officers’ base salaries that is not related to any particular established qualitative or quantitative criteria. Based on such objective information and its subjective analysis, the Compensation Committee then determines the executive officers’ base salaries.

Incentives

      Incentives paid to executive officers are based on pre-established, objective performance goals such as the attainment of an earnings per share goal and a return on common equity goal. Individual awards are determined as variable percentages of the participant’s base salaries, depending on the extent to which these performance goals are attained. The maximum incentive opportunity of each of the executive officers ranged in fiscal year 2003 from 100% to 125% of their base salaries. The amount of incentive each of the executive officers may receive is based on other performance goals related to the departments or divisions with respect to which they have supervisory responsibility, the performance of Compass as a whole, and their respective individual performances.

      For fiscal year 2003, earnings per share of at least $2.66 were required before any incentives attributable to earnings per share were paid. Earnings per share of at least $2.75 were required in order for maximum incentives to be paid. As a result of achieving earnings per share in 2003 of $2.69, 66.67% of incentives attributable to earnings per share were paid.

      A return on common equity of at least 15% was required before incentives attributable to return on common equity were paid and a return on common equity of at least 16.25% was required in order for the maximum incentives to be paid with respect to return on common equity. As a result of a return on common equity in fiscal year 2003 of 17.65%, maximum incentives for performance on this measure were paid.

2003 Compensation for Chief Executive Officer

      The Chief Executive Officer’s compensation is determined based on the same basic factors described above for the other executive officers. Mr. Jones’ base salary levels approved by the Compensation Committee generally have been at or slightly above the median compensation levels of the other companies surveyed by Compass’ human resources division. For fiscal year 2003, the Chief Executive Officer’s incentive was based solely on attainment of the earnings per share goal and the return on common equity goal. Mr. Jones’ maximum incentive opportunity for fiscal year 2003 was 150% of his base salary. Based on Compass’ earnings per share and return on common equity results in 2003, Mr. Jones received 71.67% of his maximum incentive opportunity.

Equity Based Compensation Plans

      The equity-based compensation plans allow for grants of stock options, stock appreciation rights, restricted stock, performance units and supplemental cash payments to Compass’ executive officers and key employees. The payment of equity-based compensation to these individuals is designed to focus their attention on the enhancement of shareholder value.

      During fiscal year 2003, Compass instituted Performance Contingent Restricted Stock awards for executive officers in which the vesting of the restricted stock is conditioned upon Compass meeting certain performance goals relative to its peer group over a three-year measurement period ending in 2005. Payments pursuant to the awards are determined by using a non-discretionary formula comprised of the following performance criteria measured over the three-year measurement period relative to the performance of the peer group: (i) return on common equity; (ii) diluted earnings per share growth; (iii) revenue growth; (iv) nonperforming asset ratio; and (v) net charge-off ratio. If Compass’ performance is below the threshold levels relative to its peer group, then no Performance Contingent Restricted Stock will be earned. To the extent Compass’ performance exceeds the threshold performance levels relative to its peer group, a varying amount of shares of common stock up to the maximum potential award will be earned. Dividends will be accrued but not paid until an award is deemed to be earned. The Performance Contingent Restricted Stock is subject to forfeiture and accelerated vesting in certain instances. It is not expected that any Performance Contingent Restricted Stock will be earned prior to the end of the three-year measurement period in 2005. The number of shares of restricted stock awarded to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers’ performances, their respective compensation and management level in the organization, and other factors.

      During fiscal year 2003, Compass granted options to purchase a total of 1,806,794 shares of Compass’ common stock under the 2002 Incentive Compensation Plan and the 1999 Omnibus Incentive Compensation Plan to officers and employees. Among these option grants were grants of incentive and non-qualified stock options to acquire 176,000 shares to Mr. Jones, 38,000 shares to Mr. Barri, 40,400 shares to Mr. Boltwood, 43,000 shares to Mr. Hegel and 61,000 shares to Mr. McMahen. The size of the option grants to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers’ performances, their respective compensation and management level in the organization, and other factors. The exercise price of each option equaled the fair market value of the common stock as of the grant date, and the options become exercisable over a three-year period, with 50% being exercisable on the first anniversary of the grant date and 25% becoming exercisable on each of the succeeding two anniversaries of the grant date. These options will expire ten years from the grant date, subject to earlier termination upon termination of employment.

      The Compensation Committee has considered the anticipated tax treatment to Compass and to the executive officers of various payments and benefits. In addition, the Compensation Committee is aware that some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depends upon the timing of an executive officer’s vesting or exercise of previously granted rights, and that interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily and in all circumstances limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

      Members of the Compensation Committee:

Charles W. Daniel          Tranum Fitzpatrick          William Eugene Davenport

Compensation Committee Interlocks and Insider Participation

      The current members of the Compensation Committee are named above. None of these individuals have ever been an officer or employee of Compass. D. Paul Jones, Jr., Chairman and Chief Executive Officer of Compass, is a member of the Board of Directors of Russell Lands, Inc., of which William Eugene Davenport is Vice Chairman.

Corporate Performance Graph

      The following graph illustrates the yearly percentage change in the cumulative total shareholder return on Compass’ common stock as compared with the cumulative total returns of the other companies included within the Standard & Poor’s 500 Stock Index and the Standard & Poor’s Regional Banks Index for the period commencing December 31, 1998, and ending December 31, 2003.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG COMPASS BANCSHARES, INC., THE S&P 500 INDEX
AND THE S&P REGIONAL BANKS INDEX

	Compass Bancshares, Inc.	S&P 500	S&P Regional Banks
12/98	100.00	100.00	100.00
12/99	90.80	121.04	82.89
12/00	101.77	110.02	98.78
12/01	125.21	96.95	102.15
12/02	142.78	75.52	99.62
12/03	185.51	97.18	122.31

*	$100 invested on 12/31/98 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

     In prior years Compass had reported the S&P Banks Composite index. This index was discontinued and therefore, is no longer available for comparison.

Summary Compensation Information

      The following table relates to compensation paid by Compass to its Chief Executive Officer and to each of the four other most highly compensated executive officers during fiscal years 2003, 2002 and 2001:

Summary Compensation Table

				Long-Term Compensation
		Annual Compensation		Awards

				Restricted	Securities	All Other
				Stock	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Awards($)(2)	Options(#)	($)(3)

D. Paul Jones, Jr.	2003	950,000	1,021,250	1,877,438	176,000	95,988(4)
Chairman and	2002	900,001	1,350,002	965,260	150,000	85,240(4)
Chief Executive Officer	2001	850,006	1,252,058	676,000	222,116	55,562(4)
James D. Barri	2003	342,500	229,818	403,155	38,000	13,050(5)
Executive Vice President	2002	324,999	324,999	208,080	32,000	9,600(5)
	2001	293,119	234,523	172,169	46,500	8,700(5)
George M. Boltwood	2003	354,792	276,453	428,641	40,400	15,956(6)
Senior Executive Vice President	2002	322,500	290,250	202,300	31,500	12,183(6)
	2001	273,124	211,125	155,800	47,148	9,544(6)
Garrett R. Hegel	2003	385,833	276,527	450,585	43,000	13,117(7)
Chief Financial Officer	2002	348,123	348,123	222,530	34,500	8,350(7)
	2001	326,661	320,781	190,125	56,511	8,560(7)
Charles E. McMahen	2003	432,292	369,559	652,163	61,000	40,275(9)
Vice Chairman(8)	2002	530,028	687,500	471,070	73,400	42,691(9)
	2001	517,006	546,611	311,594	99,908	32,304(9)

(1)	The incentive amounts shown in this column were paid based on performance rendered during the fiscal years indicated, but the incentives were paid during the fiscal years immediately following the fiscal years indicated.

(2)	All of the Performance Contingent Restricted Stock awards granted in fiscal year 2003 to the executive officers named above will have fully vested, if at all, in 2005. The restricted shares are eligible for accelerated vesting only in certain instances, such as a change of control, and it is not expected that any Performance Contingent Restricted Stock will be earned prior to the end of the three-year measurement period in 2005. Dividends will accrue but will not be paid on the restricted stock prior to vesting. The value of the Performance Contingent Restricted Stock awards shown above reflects the maximum potential number of shares that could be earned during the fiscal year indicated multiplied by the closing market price of Compass common stock on the date of the award.

(3)	The amounts shown in this column include annual contributions by Compass (i) to the ESOP/401(k) Plan accounts of persons named in the table, (ii) of 30% matching contributions by Compass with respect to employee contributions for purchases of Compass common stock under Compass’ Director and Executive Stock Purchase Plan (“DESPP”), and (iii) of matching contributions by Compass to the accounts of persons named in the table maintained under the ESOP Benefit Restoration Plan (“Restoration Plan”). The ESOP/401(k) Plan is generally available to employees of Compass. The DESPP and the Restoration Plan are available to select persons whose annual compensation exceeds statutory caps considered under the present Internal Revenue Service regulations.

(4)	Includes contributions by Compass under the ESOP/401(k) Plan of $8,333, $6,000, and $5,100 in 2003, 2002 and 2001, respectively, matching contributions made by Compass under the DESPP of $22,135, $20,678 and $23,375 for 2003, 2002 and 2001, respectively, and matching contributions under the Restoration Plan of $65,520, $58,562 and $27,087 in 2003, 2002 and 2001, respectively.

(5)	Includes contributions by Compass under the ESOP/401(k) Plan of $8,850, $6,000 and $5,100 in 2003, 2002 and 2001, respectively, and matching contributions under the Restoration Plan of $4,200, $3,600 and $3,600 in 2003, 2002 and 2001, respectively. Mr. Barri did not participate in the DESPP during 2003, 2002 or 2001.

(6)	Includes contributions by Compass under the ESOP/401(k) Plan of $7,967, $5,738 and $3,400 in 2003, 2002 and 2001, respectively, matching contributions made by Compass under the DESPP of $3,806, $2,995 and $3,144 for 2003, 2002 and 2001, respectively, and matching contributions under the Restoration Plan of $4,183, $3,450 and $3,000 in 2003, 2002 and 2001, respectively.

(7)	Includes contributions by Compass under the ESOP/401(k) Plan of $7,717, $4,000 and $3,400 in 2003, 2002 and 2001, respectively, matching contributions made by Compass under the DESPP of $0, $0 and $660 for 2003, 2002 and 2001, respectively, and matching contributions under the Restoration Plan of $5,400, $4,350 and $4,500 in 2003, 2002 and 2001, respectively.

(8)	Mr. McMahen retired from his position as Vice Chairman of Compass effective close of business December 31, 2003.

(9)	Includes contributions by Compass under the ESOP/401(k) Plan of $10,021, $6,000 and $5,100 in 2003, 2002 and 2001, respectively, matching contributions made by Compass under the DESPP of $3,348, $9,973 and $13,410 for 2003, 2002 and 2001, respectively, and matching contributions under the Restoration Plan of $26,841, $26,898 and $13,794 in 2003, 2002 and 2001, respectively.

Compensation Pursuant to Plans

      Compass has certain compensation plans, described below, pursuant to which benefits may be provided to executive officers.

Long-Term Incentive Plans

      Shareholders have approved the 1996 Long-Term Incentive Plan, the 1999 Omnibus Incentive Compensation Plan and the 2002 Incentive Compensation Plan (collectively, the “Plans”), which provide for the granting of incentive awards in the form of stock options, stock appreciation rights, performance units, restricted stock, supplemental cash and in such other forms as may be deemed appropriate from time to time under the circumstances. The Plans do not permit the repricing of previously granted options. The Plans are administered by the Compensation Committee which has the sole discretion, subject to the terms of the Plans, to determine those employees, including executive officers, eligible to receive awards and the amount and type of such awards. The Compensation Committee also has the authority to interpret the Plans, formulate the terms and conditions of award agreements, and make all other determinations required in the administration thereof. Under the 1996 Long-Term Incentive Plan, the Compensation Committee was authorized to grant awards of up to 4,275,000 shares of Compass’ common stock. Under the 1999 Omnibus Incentive Compensation Plan, the Compensation Committee was authorized to grant awards of 5,625,000 shares of Compass common stock. Under the 2002 Incentive Compensation Plan, the Compensation Committee was authorized to grant awards of 6,350,000 shares of Compass common stock.

      During fiscal year 2003, the awards made under the Plans to the executive officers named in the Summary Compensation Table above consisted of awards of restricted stock and grants of stock options.

      The following table reflects certain information concerning grants of options to purchase Compass common stock during fiscal year 2003 to the executive officers of Compass named in the Summary Compensation Table above.

Option Grants in 2003 Fiscal Year

	Individual Grants				Potential Realizable Pre-
					Tax Value at Assumed
	Number of				Annual Rates of Stock
	Securities	% of Total			Price Appreciation for
	Underlying	Options Granted	Exercise or		Option Term
	Options	to Employees In	Base Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/Sh)	Date	5%($)(2)	10%($)(2)

D. Paul Jones, Jr.	176,000	9.74%	31.62	3/27/2013	3,499,874	8,869,368
James D. Barri	38,000	2.10%	31.62	3/27/2013	755,655	1,914,977
George M. Boltwood	40,400	2.24%	31.62	3/27/2013	803,380	2,035,923
Garrett R. Hegel	43,000	2.38%	31.62	3/27/2013	855,083	2,166,948
Charles E. McMahen	61,000	3.38%	31.62	3/27/2013	1,213,025	3,074,042

(1)	Options shown beside the name of each person in the table above include non-qualified stock options and incentive stock options within the meaning of Section 422 of the Internal Revenue Code. These options were granted under the Compass 2002 Incentive Compensation Plan on March 27, 2003, with an exercise price equal to the closing price of Compass common stock on the grant date. These options become exercisable over a three-year period, with 50% exercisable on the first anniversary of the grant date, and 25% exercisable on each of the succeeding two anniversaries of the grant date.

(2)	The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of Compass common stock and overall stock market conditions. There can be no assurance that the amounts reflected will be achieved.

      The following table reflects certain information concerning exercises of options with respect to Compass common stock during 2003, and the value of unexercised options held as of the end of 2003, by the executive officers named in the Summary Compensation Table above:

Aggregated Option Exercises in 2003

and 2003 Year End Option Values

			Number of Securities
			Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
			at 2003 Year End(#)		at 2003 Year End($)

	Shares Acquired	Value	Exercisable/		Exercisable/
Name	on Exercise(#)	Realized($)	Unexercisable		Unexercisable

D. Paul Jones, Jr.	5,941	132,128	489,425	286,750	8,038,463	2,818,118
James D. Barri	44,701	570,443	69,962	63,187	1,029,800	634,115
George M. Boltwood	9,975	121,486	90,012	64,650	1,507,944	637,105
Garrett R. Hegel	0	0	70,611	70,375	1,076,873	703,509
Charles E. McMahen	0	0	181,983	114,200	2,722,801	1,166,070

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table sets forth certain information regarding securities authorized for issuance under equity compensation plans as of December 31, 2003:

Equity Compensation Plan Information

	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon	exercise price of	available for future issuance
	exercise of	outstanding	under equity compensation
	outstanding options,	options, warrants	plans (excluding securities
Plan category	warrants and rights	and rights ($)	reflected in first column)

Equity compensation plans approved by security holders:
Stock Option Plans(1)	8,028,490(2)	25.54	4,924,563
Stock Purchase Plans(3)	0(4)	0(4)	3,426,277
Equity compensation plans not approved by security holders	0	0	0
Total	8,028,490	$25.54	8,350,840

(1)	Includes the 1996 Long-Term Incentive Plan, the 1999 Omnibus Incentive Compensation Plan and the 2002 Incentive Compensation Plan.

(2)	Amount includes 305,281 of restricted shares awarded.

(3)	Includes the Compass Share Accumulation Plan. See “Stock Purchase Plans” below.

(4)	The number of shares that may be issued pursuant to Compass’ stock purchase plans during a given period and the purchase price of such shares cannot be determined in advance of such purchases.

Pension Plan

      Compass has adopted basic and supplemental retirement plans which, subject to the conditions for vesting, provide retirement benefits based upon credited years of service and average annual compensation during the five consecutive years of benefit service which produce the highest average compensation (“Final Average Annual Compensation”). The following table shows the estimated annual benefits that would be payable upon retirement under Compass’ basic and supplemental retirement plans to plan participants, including executive officers, assuming retirement at normal retirement age 65 on January 1, 2004:

Pension Plan Table

Highest	Annual Retirement Benefit if Age 65 in 2004
Average
Earnings-	10 Years	15 Years	20 Years	25 Years	30 Years
Five Years*	Service	Service	Service	Service	Service

$100,000	14,545	21,817	29,089	36,361	43,634
200,000	31,045	46,567	62,089	77,611	93,134
400,000	64,045	96,067	128,089	160,111	192,134
600,000	97,045	145,567	194,089	242,611	291,134
800,000	130,045	195,067	260,089	325,111	390,134
1,000,000	163,045	244,567	326,089	407,611	489,134
1,500,000	245,545	368,317	491,089	613,861	736,634
2,000,000	328,045	492,067	656,089	820,111	984,134
2,500,000	410,545	615,817	821,089	1,026,361	1,231,634
3,000,000	493,045	739,567	986,089	1,232,611	1,479,134

*	Reflects all compensation without regard to statutory limits in qualified plan.

      All employees who have attained age 21 and have worked 1,000 hours or more in their first twelve months of employment or 1,000 hours or more in any calendar year thereafter are eligible to participate in Compass’ basic pension plan. However, participation in the supplemental retirement plans is limited to a select group of management or highly compensated employees as determined by the Compensation Committee. Each of the executive officers named in the Summary Compensation Table above participates in one of the two supplemental retirement plans. Under most circumstances, employees are vested in their retirement benefits under the plans after five years of service. Benefits under the plans are payable monthly commencing on the later of age 65 or the participant’s date of retirement. Eligible participants may retire at reduced benefit levels after reaching age 55.

      Compass’ basic pension plan is a tax-qualified defined benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). An individual’s Final Average Annual Compensation under the pension plan is based on a participant’s direct cash compensation (exclusive of bonuses, including any bonuses shown in the Summary Compensation Table above, and commissions) up to certain maximum dollar limits imposed under the Internal Revenue Code. The maximum annual dollar amounts recognized under the basic pension plan were limited to $235,840 for years prior to 1994, $150,000 for years 1994 through 1996, $160,000 for years 1997 through 1999, $170,000 for years 2000 through 2001 and $200,000 for years 2001, 2002 and 2003. Prior to January 1, 2003, the percentage of a participant’s Final Average Annual Compensation payable as monthly benefits upon retirement under the pension plan was determined by multiplying the number of years, up to thirty, of a participant’s service by 1.8%. Benefits under the pension plan are reduced by Social Security payments at the rate of 1.8% of primary Social Security benefits times years of service up to thirty years.

      Effective January 1, 2003, the defined benefit pension plan was modified to close the plan to new participants and to eliminate the Social Security offset feature of the monthly benefit calculation. Under the modified formula, a participant’s monthly benefit upon retirement under the pension plan is determined as 1.0% of the participant’s Final Average Annual Compensation multiplied by the participant’s number of years of service, up to thirty, with Compass, plus 0.65% of the participant’s Final Average Annual Compensation in excess of 65% of Covered Compensation in the current year, multiplied by the participant’s number of years of service, up to thirty, with Compass. The estimated annual retirement benefits shown in the foregoing table reflect the formula effective January 1, 2003.

      During 2002, employees participating in the defined benefit plan could choose to participate in a newly-established defined contribution profit sharing plan in lieu of future accumulation of benefit service in the defined benefit plan. The new plan, which was effective January 1, 2003, meets the requirement of Sections 401(a) and 501(a) of the Internal Revenue Code. Compass will make contributions on behalf of each participant in the plan based upon eligible pay and years of service. Compass’ contribution ranges from 2% to 3% of the employee’s base compensation based upon the employee’s years of service. Participation in the plan is limited to employees hired for the first time after January 1, 2003, and those participants in the defined benefit plan, who in 2002, chose to forego future accumulation of benefit service.

      In 1997, Compass adopted both the “Supplemental Retirement Plan” and the “Special Supplemental Retirement Plan” in order to provide key management employees a total retirement benefit equal to the retirement benefit which would have been payable under the basic pension plan but for certain limitations on calculating a participant’s Final Average Annual Compensation imposed under the Internal Revenue Code. While a participant’s Final Average Annual Compensation under the Supplemental Retirement Plan includes additional amounts of direct cash compensation otherwise excluded under the basic pension plan, the Supplemental Retirement Plan, like the pension plan, does not include a participant’s bonuses in such calculations. Such bonuses, however, are included in calculating a participant’s Final Average Annual Compensation under the Special Supplemental Retirement Plan. Both supplemental pension plans operate as unfunded non-qualified deferred compensation arrangements for purposes of ERISA.

      In 2001, the Special Supplemental Retirement Plan was amended to provide that if D. Paul Jones, Jr. retires after he attains age sixty, he will receive a monthly retirement benefit for the remainder of his life equal to 60% of his average monthly compensation using his monthly compensation averaged over his most highly compensated three consecutive years, including his annual bonus. If Mr. Jones is survived by his spouse, she will receive a survivor benefit for the remainder of her life determined by substituting 50% in the benefit formula. If Mr. Jones shall die prior to the commencement of the benefit, his surviving spouse shall receive a death benefit for the remainder of her life determined by substituting 50% in the benefit formula.

      The current estimated years of credited service for each of the executive officers named in the Summary Compensation Table are as follows: D. Paul Jones, Jr., 25; James D. Barri, 6; George M. Boltwood, 7; Garrett R. Hegel, 14; and Charles E. McMahen, 14.

Stock Purchase Plans

      During 2001, Compass established the Compass ShareBuilder Plan with the intention that the plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. During 2003, Compass amended the ShareBuilder Plan to change its name to the Share Accumulation Plan. The purpose of the Share Accumulation Plan is to provide eligible Compass employees with an opportunity to purchase Compass’ common stock through accumulated payroll deductions. All Compass employees who have customary employment with Compass or its eligible affiliates of at least twenty hours per week and more than five months in any calendar year are eligible to participate in the Share Accumulation Plan. Under the Share Accumulation Plan, eligible Compass employees may elect to have funds deducted from payroll and accumulated for the later purchase of shares of Compass’ common stock. Participants in the Share Accumulation Plan may elect to have payroll deductions made in an amount not less than 1% of the participant’s compensation per pay period nor more than 10% of the participant’s compensation per pay period. No participant may contribute in excess of $21,250 in any calendar year.

      Participants in the Share Accumulation Plan receive an “option” to purchase Compass’ common stock on a periodic basis during stated offering periods that are generally twenty-four months in duration and begin on the first day of the calendar year. These options allow participants to purchase shares of Compass’ common stock at the end of each calendar year during the offering period. Purchases of Compass’ common stock under the Share Accumulation Plan are made at a discounted price equal to 85% of the lesser of (1) the per share price at the time of purchase or (2) the per share price at the beginning of the offering period. Participants must be an employee of Compass at the time of purchase in order to effectuate the purchase of shares under the Share Accumulation Plan. The maximum value of stock that may be purchased in a calendar year is $25,000, as determined using the market value of Compass’ common stock at the beginning of the offering period.

      During 2001, Compass established the Director and Executive Stock Purchase Plan to allow for investment in Compass’ common stock by non-employee members of Compass’ Board of Directors and by two categories of eligible employees described hereafter. Under the DESPP, each non-employee director may invest up to that amount of compensation he or she is allowed monthly for service in various capacities as a director, but not to exceed $50,000 annually, by delivering such cash contribution to Compass (“Director Contribution”). In addition, each director may invest up to a maximum of $5,000 per month by delivering such cash to Compass (“Additional Director Contribution”). For each Director Contribution, Compass will contribute an amount such that the director realizes a net, after-tax contribution by Compass that is equal to 45% of the Director Contribution (based on an estimated combined federal and state income tax rate of 33%). For each Additional Director Contribution, Compass will contribute an amount such that the director realizes a net, after-tax contribution by Compass that is equal to 15% of the Additional Director Contribution (based on an estimated combined federal and state income tax rate of 33%).

      Eligible employee participants in the DESPP are: (1) employees with an annual base salary of more than $212,500 and who contribute through payroll deductions the maximum amount allowable under the Share Accumulation Plan and (2) employees with an annual base salary of at least $125,000 whose contributions to the Share Accumulation Plan are partially or fully ineligible to effectuate a purchase of Compass’ common stock on a purchase date under the Share Accumulation Plan.

      In the case of the first category of eligible employee participants, the DESPP provides participants with the opportunity to purchase Compass’ common stock through deductions from payroll that may not exceed the difference between 10% of an employee’s salary and such employee’s contribution under the Share Accumula-

tion Plan. In the case of the second category of eligible employee participants, the DESPP allows ineligible contributions under the Share Accumulation Plan to be transferred to the DESPP for the purchase of Compass’ common stock. Compass contributes an amount equal to 30% of all employee contributions to the DESPP.

      Under the DESPP, Compass’ common stock is purchased in the open market and brokerage fees and other incidental expenses are absorbed by Compass. The DESPP is a non-qualified plan for federal income tax purposes and benefits are not tax deferred.

      Subject to shareholder approval, effective January 1, 2005, Compass intends to replace the Share Accumulation Plan with a monthly investment plan that will permit eligible employees to elect after-tax payroll deductions that will be used to purchase Compass’ common stock for the employees’ accounts (see “Approval Of The Compass Bancshares, Inc. Monthly Investment Plan” below).

Change of Control Employment Agreements

      Compass entered into change of control employment agreements on December 14, 1994 (the “Agreements”) with each of the individuals named in the Summary Compensation Table above, except for James D. Barri and George M. Boltwood, and five additional officers. Mr. Barri entered into such an agreement on November 24, 1997. Mr. Boltwood entered into such an agreement on March 1, 1998.

      The Agreements are designed to retain such officers and provide for continuity of management in the event of any actual or threatened change of control of Compass. The Agreements with the persons named in the Summary Compensation Table above are effective for three year-periods and are automatically extended annually for additional one year periods unless notice is given to the contrary. The Agreements are otherwise terminable during their periods of effectiveness only by termination of the executive officer’s employment. Such termination in connection with a change of control (as defined in the Agreements) will entitle an executive officer to benefits under the Agreements. The Agreements require continued employment of an executive officer following a change of control on an equivalent basis to employment immediately before such change of control. In the event that during the three-year period following a change of control, the executive officer terminates the executive officer’s employment for good reason (as defined in the Agreements) or, during the thirty-day period commencing one year after the change of control, for any reason, or Compass terminates the executive officer’s employment without cause (as defined in the Agreements), the executive officer will be entitled to receive an immediate lump sum payment in an amount equal to previously earned but unpaid compensation, plus an amount equal to three times the sum of such executive officer’s then-current salary and annual bonus. In addition, the executive will continue to be eligible, together with the executive officer’s family, to receive benefits under Compass’ welfare benefit plans (e.g., medical, group life, etc.) for the remainder of the three-year term, and any stock options then held by the executive officer pursuant to Compass’ Plans shall remain exercisable in accordance with the terms of any stock option agreements between Compass and the executive officer, notwithstanding any provision in such option agreements to the contrary.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

      The following table contains information about the beneficial ownership of Compass common stock by each of the directors, the Chief Executive Officer and the four most highly compensated executive officers as of December 31, 2003. Information also is provided as to ownership by all of Compass’ current directors and executive officers considered as a group.

			Common		Percent
		Common	Stock		of
Name	Position	Stock (1)(3)	Options(2)	Total	Class

James D. Barri	Executive Vice President	45,749	87,149	132,898	*
George M. Boltwood	Senior Executive Vice President	82,295	106,387	188,682	*
James H. Click, Jr.	Director	2,581,404	4,000	2,585,404	2.1
Charles W. Daniel	Director	442,236	4,000	446,236	*
William E. Davenport	Director	73,358	4,000	77,358	*
Tranum Fitzpatrick	Director	281,663	4,000	285,663	*
Carl J. Gessler, Jr., M.D.	Director	48,272	4,000	52,272	*
Garrett R. Hegel	Chief Financial Officer	129,257	89,361	218,618	*
D. Paul Jones, Jr.	Director, Chairman,	1,252,214	562,675	1,814,889	1.4
	Chief Executive Officer
Charles E. McMahen	Director, Formerly, Vice Chairman	240,480	216,833	457,313	*
John S. Stein	Director	144,418	4,000	148,418	*
J. Terry Strange	Director	2,714	4,000	6,714	*
Directors, nominees and executive officers as a group (12 persons)		5,324,060	1,090,405	6,414,465	5.2

  * less than 1%

(1)	The amounts shown represent the total shares owned outright by such individuals together with shares held in the name of spouses, minor children, certain relatives, certain revocable trusts of which the individual is a trustee or beneficiary, estates, employee benefit plans, certain affiliated companies and foundations of which the individual serves as a trustee or managing member, as applicable.

(2)	This column includes all stock options that are exercisable or will become exercisable within sixty days.

(3)	Mr. Daniel’s figure does not include 1,952,608 shares owned by The Daniel Foundation of Alabama, a charitable foundation for which Mr. Daniel serves as trustee.

Stock Ownership Requirements

      The Board has stock ownership guidelines for directors. These guidelines recommend that within three years of becoming a director each director beneficially own at least 10,000 shares of Compass common stock. Both direct and indirect equity ownership are considered as owned shares for the purpose of this guideline.

      Compass maintains stock ownership guidelines for executive officers. These guidelines are generally expressed as a multiple of the executive officer’s annual base salary. The executive officers have five years from the date they become an executive officer to meet the guidelines. Both direct and indirect equity ownership are considered as owned shares for the purpose of this guideline. For the Chairman and Chief Executive Officer, the stock ownership requirement is 5 times annual base salary. For all other executive officers named in the Summary Compensation Table, the stock ownership requirement is 3 times annual base salary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934 requires Compass’ executive officers and directors, and persons who own more than 10% of a registered class of Compass’ stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Compass with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms or written representations received from certain reporting persons, Compass believes that, for the period January 1, 2003 through December 31, 2003, its executive officers and directors complied with all filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      To the extent permitted by the Sarbanes-Oxley Act of 2002, some of the directors and proposed nominees for director and their families are and have been customers of, or had transactions with, Compass and its subsidiaries in the ordinary course of business during 2003. Any loans made by Compass or any of its subsidiaries were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Additional transactions are expected to take place in the ordinary course of business in the future.

APPROVAL OF THE COMPASS BANCSHARES, INC.

MONTHLY INVESTMENT PLAN

      The Compensation Committee of Compass’ Board of Directors has adopted and recommended for shareholder approval the Compass Bancshares, Inc. Monthly Investment Plan (the “Proposed MIP”). Subject to approval by the shareholders at the annual meeting, the Proposed MIP will become effective January 1, 2005. The Proposed MIP is intended to replace the existing Share Accumulation Plan, which is an employee stock purchase plan under Internal Revenue Code Section 423. The Proposed MIP is substantially similar to the monthly investment plan for employees that Compass maintained prior to implementing the Share Accumulation Plan. A copy of the Proposed MIP is annexed to the Proxy Statement as Appendix 3.

      Under the Proposed MIP, eligible employees will be permitted to purchase shares of stock through payroll contributions in an amount up to 10% of salary. Compass would make matching contributions to employee contributions up to 25% of employee contributions. The percentage of Compass’ matching contribution under the Proposed MIP may be changed by the Compensation Committee. Contributions to the Proposed MIP would be forwarded by Compass to the plan agent twice each month, and the plan agent in turn would authorize one or more securities brokers to purchase Compass’ common stock on the over-the-counter market, usually within five business days, but not later than thirty business days. When each semi-monthly purchase is completed, the plan agent will allocate the shares of stock to participants’ accounts. Dividends on shares of stock in the participant’s account may be reinvested in Compass’ common stock through the Proposed MIP.

      The Proposed MIP would not be a qualified retirement plan under Section 401(a) of the Internal Revenue Code and benefits would not be tax deferred. This means that employee contributions will be made with after-tax dollars and Compass’ matching contributions for employee accounts will result in ordinary wage income subject to applicable income, Social Security and Medicare taxes. Matching contributions will be included in employee payroll statements and reported as income on employees’ Forms W-2. The Proposed MIP would continue for a maximum period of 10 years commencing January 1, 2005, subject to the right of the Compensation Committee to amend, modify, terminate or suspend the Proposed MIP at any time without shareholder approval, to the extent that such approval is not required by applicable law or stock exchange rules.

      The Proposed MIP is not currently effective, and accordingly, neither employee or employer contributions, nor issuance of Compass’ common stock, under the Proposed MIP has occurred. Subject to approval by shareholders, the Proposed MIP will become effective on January 1, 2005. Future benefits under the Proposed MIP will depend upon a number of factors, including the fair market value of Compass’ common stock on future dates and the percentage and level of voluntary participation in the plan. Consequently, participation and benefits under the Proposed MIP in 2005 and future plan years are not determinable.

The Compensation Committee of the Board of Directors unanimously recommends a vote FOR the approval of the Compass Bancshares, Inc. Monthly Investment Plan.

INDEPENDENT ACCOUNTANTS

      The Audit Committee has appointed PricewaterhouseCoopers LLP as independent accountants to examine Compass’ consolidated financial statements for the fiscal year ending December 31, 2004, and to render other permitted professional services as required. PricewaterhouseCoopers LLP has served as Compass’ independent accountants since March 29, 2002. As set forth in further detail under the caption “CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT” below, Arthur Andersen LLP was dismissed as Compass’ independent accountants effective as of the close of business on March 28, 2002. It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will have the opportunity to make a statement and are expected to be available to respond to appropriate questions.

Fees Paid To PricewaterhouseCoopers LLP

      The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of Compass’ annual financial statements for the fiscal years ended December 31, 2003 and 2002 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	Fiscal 2003($)	Fiscal 2002($)

Audit Fees(1)	672,611	507,519
Audit Related Fees(2)	133,058	83,643
Tax Fees(3)	91,717	131,797
All Other Fees(4)	2,800	0
Total	$900,186	$730,357

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Compass’ consolidated annual financial statements and review of the quarterly interim consolidated financial statements and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, as well as such services as comfort letters, consents, and assistance with and review of documents filed with the SEC.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Compass’ consolidated financial statements and are not reported under “Audit Fees” and include employee benefit plan audits, accounting consultations and attest services that are not required by statute or regulation.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning. For 2003 and 2002, fees for tax return reviews totaled $35,000 and $34,000 respectively.

(4)	All Other Fees consist of fees for products and services other than the services reported above. The Audit Committee has considered that the provision of these services was compatible with maintaining the independent auditor’s independence.

Policy on Pre-Approval of Audit and Related Services

      The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. During the 2003 fiscal year, all of the professional services of PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.

CHANGE IN INDEPENDENT ACCOUNTANTS

Information required by Item 304(a)(1) of Regulation S-K.

(i)	Arthur Andersen LLP (“Andersen”) was dismissed as Compass’ independent accountants effective as of the close of business on March 28, 2002.

(ii)	The reports of Andersen on the consolidated financial statements of Compass at December 31, 2000 and December 31, 2001, and for the three years ended December 31, 2001, did not contain any adverse opinion or any disclaimer of opinion, nor were such reports of Andersen qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The decision to change accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

(iv)	In connection with its audits for the fiscal years ended December 31, 2001 and 2000 and through the date of dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of Compass for such fiscal years.

(v)	During the fiscal years ended December 31, 2001 and 2000 and through the date of dismissal there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Information required by Item 304(a)(2) of Regulation S-K.

      Compass engaged PricewaterhouseCoopers LLP as its new independent accountants as of March 29, 2002, to audit Compass’ consolidated financial statements. During the fiscal years ended December 31, 2001 and 2000 and through the date of engagement, Compass did not consult with PricewaterhouseCoopers LLP on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Compass’ consolidated financial statements or (2) the subject matter of a disagreement or reportable event with Compass’ former auditor (as defined in Item 304(a)(2) of Regulation S-K).

Information required by Item 304(a)(3) of Regulation S-K.

      Compass provided a copy of this disclosure to Andersen and requested that Andersen provide it with a letter to the Securities and Exchange Commission stating whether or not it agreed with the statements set forth above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors is responsible for, among other things, (i) providing independent, objective oversight of Compass’ financial accounting and reporting functions and internal controls, (ii) appointing, compensating and overseeing Compass’ independent auditors, (iii) reviewing and overseeing Compass’ internal audit department, and (iv) providing an open avenue of communication among the independent auditors, financial and senior management, internal audit department and the Board of Directors. The Audit Committee is composed of four directors and operates under a written charter adopted and approved by the Board of Directors. The Audit Committee Charter is attached to this Proxy Statement as Appendix 1.

      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 (the “Audited Financial Statements”) with Compass’ management. In addition, the Audit

Committee has discussed with PricewaterhouseCoopers LLP, the independent accountants of Compass, the matters required to be discussed by Codification of Statements on Accounting Standards No. 61 (“SAS 61”).

      The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has reviewed, evaluated and discussed with PricewaterhouseCoopers LLP its independence from Compass. The Audit Committee also has discussed with Compass management and PricewaterhouseCoopers LLP such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

      Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Audited Financial Statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

      Members of the Audit Committee:

Charles W. Daniel	John S. Stein
Carl J. Gessler, Jr., M.D.	J. Terry Strange

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as Compass’ independent auditors for 2004. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification on this appointment in light of the critical role played by independent auditors in maintaining the integrity of Compass’ financial controls and reporting.

The Board of Directors unanimously recommends a vote FOR the approval of PricewaterhouseCoopers LLP as Compass’ independent auditors for 2004.

SHAREHOLDER PROPOSALS

      Shareholder proposals may be included in Compass’ proxy materials for an annual meeting so long as they are provided to Compass on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included in Compass’ proxy materials for the 2005 annual meeting, the proposal must be received at Compass’ principal executive offices at 15 South 20th Street, Birmingham, AL 35233, addressed to the Secretary, no later than November 22, 2004. Shareholder business that is not intended for inclusion in Compass’ proxy materials may be brought before the 2005 annual meeting so long as notice of the proposal is received as specified by Compass’ bylaws, addressed to the Secretary at Compass’ principal executive offices, no later than February 4, 2005. Should a shareholder proposal be brought before the 2005 annual meeting, Compass’ management proxy holders will be authorized by proxy to vote for or against the proposal, in their discretion, if:

(1) Compass does not receive notice of the proposal, addressed to the Secretary at Compass’ principal executive offices, prior to February 4, 2005; or

(2) Compass receives notice of the proposal prior to such time and provides information in Compass’ proxy statement: (a) regarding the nature of the matter; and (b) advising shareholders how management intends to exercise its discretion to vote on the matter.

CODE OF CONDUCT AND ETHICS

      Compass has adopted a Code of Ethics that applies to its directors and Senior Financial Officers and a Code of Conduct that applies to all employees. The Code of Ethics for Directors and Senior Financial Officers and the Code of Conduct, and any amendments thereto, are available on Compass’ website at www.compassweb.com. Any waiver from the Code of Ethics for Directors and Senior Financial Officers and any waiver for an executive officer from the Code of Conduct also will be made available on Compass’ website at www.compassweb.com.

AVAILABILITY OF FORM 10-K

      Compass will provide Compass’ Annual Report on Form 10-K for the 2003 fiscal year as filed with the SEC, not including exhibits, to shareholders, without charge, upon written request. Such requests should be submitted to: Investor Relations, Compass Bancshares, Inc., 15 South 20th Street, Birmingham, AL, 35233. Exhibits to Form 10-K also will be provided upon specific request and payment of a fee covering Compass’ reasonable expenses. Compass 2003 Annual Report on Form 10-K and this proxy statement also are available on Compass’ website (www.compassweb.com).

OTHER MATTERS

      As of March 22, 2004, Compass had not received notice of any matters to be presented at the annual meeting other than those described in this Proxy Statement. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

APPENDIX 1

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF COMPASS BANCSHARES, INC.

Purpose

      The members of the Audit Committee are appointed annually by the Board of Directors of Compass Bancshares, Inc. (the “Company”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the effectiveness of internal controls.

      The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement, and shall perform the duties required by law to be performed by an audit committee for a subsidiary bank of the company.

Committee Membership

      The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (“NASD”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission. The Board will appoint one of the members of the Audit Committee to serve as Audit Committee Chair.

Meetings

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

      Two members of the Audit Committee will constitute a quorum. Any act of a majority of the members present at any meeting at which a quorum is present shall be an act of the full Audit Committee.

      Members of the Audit Committee and other invited participants may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear one another.

Committee Authority and Responsibilities

      The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(I)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members where appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of the charter annually and recommend any proposed changes to the board for approval.

      The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.	Review and discuss with management the annual audited financial statement, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K. Discuss with the independent auditor the financial statements and the results of the audit.

2.	Discuss with management and, when appropriate, the independent auditor, significant financial reporting issues and judgements made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

3.	Review and discuss quarterly reports from the independent auditor on:

(a)	All critical accounting policies and practices to be used.

(b)	Material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

5.	Discuss with management, the Company’s major risk exposures (other than credit risk exposures which are the responsibility of the Company’s Credit Committee) and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

6.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.	Review disclosures made by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

8.	Discuss with the independent auditor at least annually the auditor’s internal quality-control procedures and any material issues raised by the most recent peer review. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors.

9.	Meet with the independent auditor early in the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

10.	Review the appointment and replacement of the senior internal auditing executive.

11.	Review significant reports to management presented by the internal auditor and management’s responses.

12.	Review and discuss with the chief internal auditor and management the internal audit department responsibilities, plan, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

13.	If applicable, obtain from the independent auditor information regarding their involvement in any investigation for the Company under Section 10A(b) of the Exchange Act.

14.	Review with management, the Company’s chief internal auditor and the Company’s General Counsel any reports received regarding compliance by the Company, its officers, employees and agents with applicable legal requirements and the Company’s Code of Conduct (which includes the code of ethics applicable to all employees).

15.	Review and approve all related party transactions, as such term is defined by NASD rules.

16.	Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

18.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the company’s compliance policies.

Limitations of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX 2

COMPASS BANCSHARES, INC.
NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

Purpose of Committee

      The purpose of the Corporate Governance and Nominating Committee (“Committee”) of the Board of Directors (“Board”) of Compass Bancshares, Inc., (“Company”) is to (1) identify individuals qualified to become Board members, and to recommend nominees for the next annual meeting of shareholders; and (2) to recommend general corporate governance guidelines applicable to the Company.

Committee Membership

      The Committee shall consist of all directors of the Company who meet the independence requirements of The Nasdaq Stock Market, Inc.

      A majority of the members shall constitute a quorum.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1.	To identify individuals qualified to become Board members for recommendation to the Board, and to recommend to the Board the names to stand for election as director at the annual meeting of the shareholders or at any special meeting of the shareholders and to determine any minimum qualifications, as well as any specific qualities or skills, that it believes any director nominee should possess.

2.	In the case of a director nominee to fill a Board vacancy, to make a recommendation (as required) as to the class of directors in which the individual should serve.

3.	To receive, review and evaluate nominee recommendations made by shareholders and other sources.

4.	To make recommendations from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof.

5.	To make recommendations from time to time as to the establishment of any new committees of the board that the Committee believes to be necessary or desirable.

6.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes for approval.

Delegation to Subcommittees

      The Committee may form and delegate authority to subcommittees when appropriate.

Meetings and Committee Reports

      The Committee shall meet as frequently as circumstances dictate. The Committee shall make regular reports as applicable.

Resources and Authority of the Committee

      The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

B-1

APPENDIX 3

COMPASS BANCSHARES, INC.
MONTHLY INVESTMENT PLAN

      1. Purpose. Compass Bancshares, Inc. (“Company”) has established this Monthly Investment Plan (the “Plan”) effective January 1, 2005, to permit employees of the Company and each Company subsidiary designated by the Executive in charge of Human Resources (“Subsidiary”) to participate in the Company’s financial future by (a) facilitating purchases of shares of the common stock of the Company, $2.00 par value per share (“Company Stock”), and (b) contributing additional amounts to be combined with amounts contributed by Participants (as defined in Section 3.1) for investment in Company Stock.

      2. Administration. The Compensation Committee of the Company’s Board of Directors (the “Committee”) shall have full and final authority, in its discretion, to administer the Plan and to interpret and apply Plan provisions, provided that the Executive in charge of Human Resources is authorized and directed to administer the Plan on a day-to-day basis, including without limitation approving such forms and administrative procedures he may deem necessary or appropriate under this Plan, determining the method and manner of payroll administration of Contributions (as provided in Section 3.3), and approving the Account Agreement (as provided in Section 3.2).

      3. Plan Participation.

3.1 Eligibility. All regular full-time and part-time employees of the Company or a Subsidiary (“Employees”) are eligible to participate in the Plan. Employees who are age nineteen or older shall become eligible to participate in the Plan on the first day of the second payroll period following the payroll period in which the Employee is hired or re-hired or, in the case of an Employee who is under age nineteen, the first day of the second payroll period following the payroll period in which the Employee reaches age nineteen. Employees electing to participate in the Plan are referred to herein as “Participants.” Notwithstanding any other provision of the Plan, employees who participate in the Compass Bancshares, Inc. Share Accumulation Plan during 2005 shall not be eligible to participate in the Plan during that year.

3.2 Enrollment. Participation in the Plan is voluntary. Eligible Employees may enter the Plan upon first becoming eligible to participate in the Plan after hire or re-hire (as provided in Section 3.1) and on any subsequent enrollment date as part of a periodic regular enrollment to be established in the discretion of the Executive in charge of Human Resources. Employee Contributions (as defined in Section 3.3) are processed through payroll deduction. An enrollment form to authorize Employee Contributions must be completed and delivered to the Company’s Human Resources Division according to such administrative requirements as the Human Resources Division may determine.

Upon enrollment, the Plan Agent (as defined in Section 4) will open a separate account on behalf of the Participant (a “Participant Account”). Each Participant Account will be governed by an agreement between the Participant and the Plan Agent (the “Account Agreement”), and the Company will have no authority or responsibility with respect to that relationship, except that the Company may terminate the services of the Plan Agent and designate a new Plan Agent at any time. The Plan Agent will be the agent of the Participant and not the agent of the Company or any Subsidiary.

3.3 Contributions. Employee Contributions will commence with the first payroll following proper submission of the Plan enrollment form by the Employee. Employees may invest a minimum of $5.00 per payroll up to a maximum of ten percent of regular salary per payroll, not to exceed a maximum annual contribution as established by the Committee from time to time, by electing to have a portion of their salary deducted and applied to the purchase of Company Stock (“Employee Contribution”). The amount of each Employee Contribution will be deducted from the Employee’s salary each payroll. The Company will contribute an amount (“Company Contribution”) up to twenty-five percent, as determined by the Committee, of each Employee Contribution. In addition to Company Contributions, the Company will pay the commission fees on purchases of Company Stock made through the Plan with Employee Contributions and Company Contributions.

Employees may decrease or stop their Employee Contributions anytime during a Plan Year, but may not increase or re-start their Employee Contributions except as part of a periodic regular enrollment opportunity as provided in Section 3.2.

3.4 Acquisition and Delivery of Shares. Within ten business days of each Employee Contribution, the Company will forward to the Plan Agent the amount collected during the previous payroll period plus the Company Contribution. Within thirty business days of the receipt of those funds, the Plan Agent’s representatives will then apply those funds toward the purchase of shares or fractional shares of Company Stock in the over-the-counter market or any other public securities market in which shares of Company Stock may be regularly traded. Any shares so purchased shall be held by the Plan Agent for each respective Participant Account. Upon completion of each stock purchase, the shares will be allocated to the respective Participant Accounts.

3.5 Sales of Company Stock. A Participant may instruct the Plan Agent in writing at any time to sell his full shares and the fractional interest in any shares allocable to his Participant Account, but in order to continue participating in the Plan, Participants must maintain a positive share balance of at least a fractional interest in one share of Company Stock. Except as set forth in the preceding sentence, such instructions to the Plan Agent to sell shares, or a request for delivery of certificates, will not affect the Participant’s status under the Plan.

3.6 Dividend Reinvestment. Unless the Participant has withheld authority to reinvest cash dividends, all cash dividends on stock purchased and held for the Participant Account shall be received by the Plan Agent and applied to the purchase of additional shares of Company Stock for the Participant Account, as set forth above, until such time as the Participant delivers other instructions concerning dividend reinvestment to the Plan Agent. Brokerage commissions on purchases made with reinvested dividends will be payable by the Participant and reflected in the purchase price per share at the time such reinvestment is made. In addition, Participants will pay an administrative fee to the Plan Agent that will be deducted from the reinvested amount. All stock dividends, stock splits or other distributions payable in shares of Company Stock on shares held for a Participant under the Plan which are received by the Plan Agent shall be held by the Plan Agent on the same terms as shares purchased under the Plan for the Participant Account.

3.7 Tax Matters. The Plan is not qualified under Section 401(a) or Section 423 of the Internal Revenue Code of 1986, as amended. Company Contributions and dividends credited to each Participant Account constitute ordinary income of Participants. Company Contributions will be included in each Participant’s Form W-2. Information necessary for reporting dividend income and other required tax information will be provided on a year-end statement provided to each Participant by the Plan Agent.

3.8 Access to Participant Accounts. Once a Participant Account is opened, the Participant will have unlimited access to, and complete authority over the management of, the shares of Company Stock held in the Participant Account. Participants may withdraw shares, sell shares, and order stock certificates by dealing directly with the Plan Agent or the Plan Agent’s designated representatives. Each Participant shall be entitled to receive at any time, upon request and with the payment of any transfer charge imposed by the Plan Agent in connection with such transfer, certificates representing whole shares held by the Plan Agent for the Participant Account. Each Participant may make a blanket written request of the Plan Agent that the Plan Agent issue and deliver certificates to such Participant after every purchase, unless the Plan Agent can demonstrate that such blanket requests would lead to a proliferation of certificates and impose unduly burdensome administrative responsibilities on the Plan Agent. The Plan Agent shall pass any proxy solicitation materials on to Participants and shall vote proxies of shares held in each Participant Account according to the respective Participant’s instructions.

      4. The Plan Agent. The Committee will designate a qualified independent purchasing agent (the “Plan Agent”) to maintain each Participant Account and to make purchases or to instruct brokers to make purchases of Company Stock for such accounts. The Committee reserves the right to discontinue the use of the original Plan Agent and substitute any other firm selected by the Committee in its sole discretion. The Plan Agent will administer or direct the purchase of Company Stock and will send each Participant a periodic statement reflecting transactions in the Participant Account for the statement period and the total number of shares of Company Stock held in the Participant Account.

Except as specifically set forth herein, the Plan Agent will have sole and absolute discretion, once it has received the funds for the purchase of Company Stock, to acquire, or to instruct brokers or other representatives of the Plan Agent to acquire, Company Stock at such times and prices, in such amounts, and by such method as the Plan Agent deems to be in the best interests of the Participants.

      5. Company Contribution Non-Assignable. The right of a Participant to receive the Company Contribution may not be assigned or otherwise transferred to any other person or entity.

      6. Shares Subject to Awards. The aggregate number of shares of Company Stock that may be sold pursuant to the Plan will not exceed 5,000,000, adjusted as of April 1 of each Plan Year by adding to such number of shares the total number of shares sold pursuant to the Plan through the end of the immediately preceding Plan Year. In the event of any change in the outstanding Company Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or otherwise, the number of shares of Company Stock which may be sold pursuant to the Plan shall be adjusted automatically in accordance with such event.

      7. Rights as Shareholder. Nothing contained in the Plan shall in any way have the effect of undermining or diminishing a Participant’s rights and privileges as a shareholder of the Company.

      8. No Employment Rights. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in any employment or other relationship with the Company or a Subsidiary or affect any right which the Company or a Subsidiary shall have to terminate its employment or other relationship with the Participant.

      9. Termination of Participation. Termination of an Employee’s employment with the Company or Subsidiary shall automatically terminate the Employee’s participation in the Plan effective on the last date of employment. Any Participant may terminate his participation in the Plan upon reasonable advance written notice to the Plan Agent and/or the Human Resources Division, according to such administrative requirements as the Human Resources Division may determine. Upon any termination of participation in the Plan, a Participant shall no longer be entitled to receive Company Contributions or otherwise participate, through the Plan, in the purchase of Company Stock.

      10. Plan Year. The Plan Year shall be the calendar year.

      11. Term of Plan. Subject to approval by the shareholders of the Company at the annual meeting of shareholders held on April 19, 2004, after adoption by the Committee, the Plan shall become effective on January 1, 2005, and shall continue thereafter for a period of ten years.

      12. Amendment or Termination. The Committee may amend, modify, suspend or terminate the Plan at any time without shareholder approval, to the extent that such approval is not required by applicable law or stock exchange rules. The Committee’s authority provided in this Section 12 shall include, without limitation, the authority to increase and decrease the amount to be contributed by the Company under the Plan and the authority to modify the terms and conditions of awards under the Plan.

      13. ERISA Not Applicable. The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

COMPASS BANCSHARES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Garrett R. Hegel, Jerry W. Powell, and E. Lee Harris, Jr. or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock of Compass Bancshares, Inc., held of record by the undersigned on March 5, 2004, at the annual meeting of stockholders to be held on April 19, 2004, or at any adjournment(s) or postponement(s) thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED OR VOTED ELECTRONICALLY AS PROVIDED ON THE REVERSE SIDE, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR ELECTRONICALLY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     SHOULD YOU CHOOSE TO VOTE VIA MAIL, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

     SHOULD YOU CHOOSE TO VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE REVERSE SIDE, BUT YOU NEED NOT SPECIFY YOUR CHOICE IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

     THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

/\ FOLD AND DETACH HERE /\

[INSERT COMPASS BANCHARES LOGO AND LOGOTYPE]

IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT

PROPOSAL 1. ELECTION OF DIRECTORS, COMPASS
BANCSHARES, INC.
NOMINEES:	CARL J. GESSLER, JR.
D. PAUL JONES, JR.
J. TERRY STRANGE

FOR ALL	[ ]	WITHHELD FOR ALL	[ ]

FOR ALL EXCEPT
AS NOTED [ ] _________________

PROPOSAL 2. APPROVAL OF MONTHLY INVESTMENT PLAN

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

PROPOSAL 3. RATIFICATION OF AUDITORS

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

WHEN SIGNING AS ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING AS CORPORATION, PLEASE SIGN IN FULL CORPORATION NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SIGNING AS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON

PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

SIGNATURE:

DATE:

SIGNATURE:

DATE:

COMPANY NUMBER	PROXY NUMBER	ACCOUNT NUMBER

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ AND FOLLOW THE INSTRUCTIONS BELOW

é FOLD AND DETACH HERE é

INSTRUCTIONS FOR VOTING ELECTRONICALLY
VIA THE INTERNET OR TELEPHONE

•	Stockholders can now vote their shares electronically via the internet or telephone.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

TO VOTE YOUR SHARES VIA THE INTERNET

Visit WWW.COMPASSWEB.COM

•	To vote your shares via the internet, access the above website using any internet connection. Click “VOTE YOUR PROXY” and follow the instructions provided to vote your shares.

•	Have this proxy card in hand when you access the above-listed website.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the prompts to vote your shares.

TO VOTE YOUR SHARES VIA TELEPHONE

Call 1-800-293-8533

•	To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.

•	Have this proxy card in hand when you call the above-listed number.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

COMPASS BANCSHARES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO:	Compass Bank, as Plan Trustee of the Compass Bancshares, Inc.
Employee Stock Ownership/401(k) Plan

     I hereby direct you, as Trustee of the Compass Bancshares, Inc. Employee Stock Ownership/401(k) Plan (the “Plan”), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Compass Bancshares, Inc. common stock (“Bancshares Stock”) allocated to my account under the Plan at the 2004 Annual Meeting of Stockholders of Compass Bancshares, Inc. to be held on April 19, 2004, and at any adjournment(s) or postponement(s) thereof. Any previous instructions to you, as Trustee of the Plan, relating to the 2004 Annual Meeting of Stockholders of Compass Bancshares, Inc. hereby are revoked. Under the terms of the Plan and subject to your responsibilities under ERISA, as Trustee of the Plan, you, as Trustee of the Plan, will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries in accordance with timely instructions received from such participants and will not vote Bancshares Stock allocated to Plan participants if you, as Trustee of the Plan, do not receive timely instructions from such participants on or before the date designated below.

IMPORTANT: SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS VIA MAIL, YOU MUST INDICATE YOUR INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY CARD AND SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS ELECTRONICALLY VIA THE INTERNET OR TELEPHONE, YOU MUST GIVE YOUR INSTRUCTIONS BY FOLLOWING THE INSTRUCTIONS FOR VOTING YOUR SHARES PROVIDED ON THE REVERSE SIDE OF THIS PROXY CARD. IN ORDER TO COMPLY WITH YOUR INSTRUCTIONS, YOUR INSTRUCTIONS MUST BE RECEIVED BY CONTINENTAL STOCK TRANSFER & TRUST COMPANY BEFORE 5:00 P.M. (NEW YORK, NEW YORK TIME) ON
APRIL 16, 2004. YOUR INSTRUCTIONS WILL BE KEPT CONFIDENTIAL.

DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK OR COMPASS BANCSHARES, INC.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

/\ FOLD AND DETACH HERE /\

[INSERT COMPASS BANCSHARES, INC. LOGO AND LOGOTYPE]

ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE

PROPOSAL 1. ELECTION OF DIRECTORS, COMPASS
BANCSHARES, INC.
NOMINEES:	CARL J. GESSLER, JR.
D. PAUL JONES, JR.
J. TERRY STRANGE

FOR ALL	[ ]	WITHHELD FOR ALL	[ ]

FOR ALL EXCEPT
AS NOTED [ ] _________________

PROPOSAL 2. APPROVAL OF MONTHLY INVESTMENT PLAN

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

PROPOSAL 3. RATIFICATION OF AUDITORS

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

WHEN SIGNING AS ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING AS CORPORATION, PLEASE SIGN IN FULL CORPORATION NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SIGNING AS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON

PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

SIGNATURE:

DATE:

SIGNATURE:

DATE:

COMPANY NUMBER	PROXY NUMBER	ACCOUNT NUMBER

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ AND FOLLOW THE INSTRUCTIONS BELOW

é FOLD AND DETACH HERE é

INSTRUCTIONS FOR VOTING ELECTRONICALLY
VIA THE INTERNET OR TELEPHONE

•	Stockholders can now vote their shares electronically via the internet or telephone.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

TO VOTE YOUR SHARES VIA THE INTERNET

Visit WWW.COMPASSWEB.COM

•	To vote your shares via the internet, access the above website using any internet connection. Click “VOTE YOUR PROXY” and follow the instructions provided to vote your shares.

•	Have this proxy card in hand when you access the above-listed website.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the prompts to vote your shares.

TO VOTE YOUR SHARES VIA TELEPHONE

Call 1-800-293-8533

•	To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.

•	Have this proxy card in hand when you call the above-listed number.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY